UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2011

WEBMEDIABRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street, Suite 912, Norwalk, CT 06854
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 10, 2011, WebMediaBrands Inc., a Delaware corporation, received a letter from The Nasdaq Stock Market stating that WebMediaBrands has regained compliance with Listing Rule 5450(a)(1) due to the fact that the closing bid price of WebMediaBrands’s common stock has been $1.00 per share or greater for at least ten consecutive business days.  Additionally, the letter stated that the matter relating to WebMediaBrands’s non-compliance with Listing Rule 5450(a)(1), which WebMediaBrands previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2010, is now closed with Nasdaq.

On January 11, 2011, WebMediaBrands issued a press release regarding the notification from Nasdaq, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 11, 2011, of WebMediaBrands Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMEDIABRANDS INC.

Date: January 11, 2011
/s/ Donald J. O’Neill
Donald J. O’Neill
Vice President and Chief Financial Officer

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